UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2008

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-14762 (Commission File Number)	36-3858106 (I.R.S. Employer Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee 38120
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

☐  Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐  Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 8.01. Other Events.

The ServiceMaster Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 15, 2008 under Item 1.01 which described the terms and conditions of a Master Services Agreement entered into by ServiceMaster Consumer Services Limited Partnership and International Business Machines Corporation (the “Master Services Agreement”).

We are filing this Current Report on Form 8-K  solely for the purpose of filing the Master Services Agreement as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description of Exhibit
10.1

Master Services Agreement, dated December 11, 2008, by and between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation including Transaction Document No. 1 thereunder and all related exhibits and schedules (portions omitted pursuant to The ServiceMaster Company’s request for confidential treatment filed with the Securities and Exchange Commission).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2008	THE SERVICEMASTER COMPANY

	By:	/s/ Steven J. Martin
		Name:	Steven J. Martin
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
10.1

Master Services Agreement, dated December 11, 2008, by and between ServiceMaster Consumer Services, L.P. and International Business Machines Corporation including Transaction Document No. 1 thereunder and all related exhibits and schedules (portions omitted pursuant to The ServiceMaster Company’s request for confidential treatment filed with the Securities and Exchange Commission).